EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March 2005.


                                                         /s/ James J. Avery, Jr.
                                                         -----------------------
                                                             James J. Avery, Jr.
                                                             Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March 2005.


                                                         /s/ C. Edward Chaplin
                                                         -----------------------
                                                             C. Edward Chaplin
                                                             Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2005.


                                                               /s/ Helen M. Galt
                                                               -----------------
                                                                   Helen M. Galt
                                                                   Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2005.


                                                        /s/ Ronald P. Joelson
                                                        ------------------------
                                                            Ronald P. Joelson
                                                            Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of March 2005.


                                                         /s/ Andrew J. Mako
                                                         -----------------------
                                                             Andrew J. Mako
                                                             Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below, being a director or officer of Pruco Life Insurance Company, an Arizona corporation (the "Company"), constitutes and appoints Thomas C. Castano, John Chieffo, Clifford E. Kirsch, and Bernard J. Jacob, each of them severally, his true and lawful attorney-in-fact and agent with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in connection with filing with the Commission an Annual Report on Form 10-K for the Company in respect of The Pruco Life Variable Contract Real Property Account (the "Registrant") for the fiscal year ended December 31, 2004 ("Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together will all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March 2005.


                                                 /s/ David R. Odenath, Jr.
                                                 -------------------------------
                                                     David R. Odenath, Jr.
                                                     Director